Lord Abbett

Bond-Debenture Fund
Developing Growth Fund
Mid-Cap Value Fund

Class Y Shares
Prospectus
May 1, 1999

[LOGO]

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

Only class Y shares of certain funds are offered to the general public and available in all states. Please call 800-821-5129 for further information.

                                Table of Contents


                                    The Funds                              Page

                Information about goal/   Bond-Debenture Fund                 2
            strategy, main risks, past    Developing Growth Fund              4
        performance, fees and expenses    Mid-Cap Value Fund                  6

                               Your Investment

              Information for managing    Purchases                           8
                     your fund account    Redemptions                         9
                                          Distributions and Taxes             9
                                          Services For Fund Investors        10
                                          Management                         11

                             For More Information

                     How to learn more    Other Investment Techniques        12
                       about the funds    Glossary of Shaded Terms           13
                                          Recent Performance                 13

                             Financial Information

                  Financial highlights    Bond-Debenture Fund                16
             and line graph comparison    Developing Growth Fund             18
                                          Mid-Cap Value Fund                 20

           How to learn more about the    Back Cover
     funds and other Lord Abbett funds



                                                             Bond-Debenture Fund
                                  The Funds

GOAL/STRATEGY

     The fund seeks high current income and the opportunity for capital appreciation to produce a high total return. We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified security portfolio. Normally, we invest at least 65% of our total assets in bonds (secured obligations) and debentures (generally unsecured obligations). We seek unusual values, using fundamental, bottoms-up research to identify undervalued securities.

     We invest principally in lower-rated debt securities convertible into common stock, preferred stocks and bonds and investment grade debt. At least 20% of the portfolio must be invested in investment grade debt, or U.S. government securities. In addition, the fund may invest up to 20% of its assets in foreign securities. In recent years, the fund has found good value in lower-rated, higher yielding debt securities and has invested more than half its assets in those securities.

     While typically fully invested, we may take a temporary defensive position in cash and short-term debt securities. This could prevent the fund from realizing its investment objective.

MAIN RISKS

     The fund faces interest rate risk, credit risk, and currency risk.

     As with other bond funds, the value of your investment may change as interest rates fluctuate, due to interest rate risk. This is because often the prices of fixed-income securities rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a bond or other debt security, the greater the effect a change in interest rates is likely to have on the instrument's price. The fund tends to own securities with longer maturities, so it may face more interest rate risk than some fixed income funds.

     Lower-rated debt securities involve greater credit risks than do investment grade bonds. Companies that issue high yield debt securities are not as strong financially as those with higher credit ratings and may default on principal or interest payments. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur. In addition, we attempt to reduce investment risk by investing at least 20% of our assets in a combination of investment grade debt securities, U.S. government securities, and cash equivalents.

     Finally, because it may invest up to 20% of its assets in foreign securities, the fund faces the risk that unfavorable changes in currency exchange rates could reduce its share price.

     An investment in the fund is not a bank deposit. It is not FDIC insured or government-endorsed. It is not a complete investment program. You could lose money in this fund.

We or the fund refers to Lord Abbett Bond-Debenture Fund, Inc., which operates under the supervision of its Board with the advice of Lord, Abbett & Co.("Lord Abbett"), its investment manager.

About the fund. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Investment grade debt securities are, at the time of purchase, rated in one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, or determined by Lord Abbett to be equivalent in quality.

U.S. government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High yield debt securities, commonly known as "junk bonds" typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

Foreign securities are securities primarily traded in countries outside the United States. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductible withholding taxes and different settlement practices.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks, used by the fund.


2 The Funds

                                                             Bond-Debenture Fund

Past Performance(i)

     The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance. The returns shown do not reflect deduction of any sales loads related to class A shares, which are not applicable to class Y shares. Past performance is not a prediction of future results.

                             [PERFORMANCE GRAPH]

 1988     1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
-------------------------------------------------------------------------------------------------
 13.8%     5.1%    -7.6%     38.3%   16.0%    16.0%    -3.9%    17.5%    11.2%    12.7%     4.8%

Best Quarter:    1st Q '91    13.85%
Worst Quarter:   3rd Q '90    (8.24)%

===============================================================================

The table below shows a comparison of the fund's class A average annual total returns to that of a broad measure of market performance, as represented by the Salomon Brothers Broad Investment High-Grade Index ("SBBIHGI") and the First Boston High-Yield Index ("FBHY"). Fund returns assume reinvestment of dividends and distributions at net asset value. All periods end on December 31, 1998.

Class         1 Year     5 Years    10 Years    Since Inception(i)
A              4.76%       8.19%      10.36%          10.14%
--------------------------------------------------------------------
SBBIHGI(ii)    8.72%       7.30%       9.31%            -
--------------------------------------------------------------------
FBHYI(ii)      0.57%       8.16%      10.74%            -
--------------------------------------------------------------------

(i) Because class Y shares are new the bar chart and table show returns for class A shares. Returns for class Y shares will be somewhat higher, because class Y shares have lower expenses. The date of inception of class A shares is 4/1/71.

(ii) Performance for the unmanaged Salomon Brothers Investment High-Grade Index and First Boston High-Yield Index do not reflect transaction costs or management fees.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

====================================================================================================
Fee table
----------------------------------------------------------------------------------------------------
                                                                                        Class Y
Shareholder Fees (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)                             none
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                                            none
----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)
----------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                       0.46%
----------------------------------------------------------------------------------------------------
Other Expenses                                                                           0.14%
----------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                 0.60%
----------------------------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. You also would pay the same expenses, assuming you kept your shares.

Share class                1 Year       3 Years        5 Years        10 Years
Class Y shares              $61           $192           $335           $752
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


Management fees are payable to Lord Abbett for the fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service and professional fees.

                                                                     The Funds 3

                                                          Developing Growth Fund


GOAL/STRATEGY

     The fund seeks capital appreciation. It does this by investing primarily in the common stocks of small companies with exciting prospects, strong management, and above-average, long-term growth potential. The fund uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to market events. Normally, the fund invests at least 65% of its total assets in securities of small companies.

     The fund tries to identify companies that are in the developing growth phase. This is a period of swift development when growth occurs at a rate rarely equaled by established companies in their mature years. The fund focuses on companies that it believes are strongly positioned in this phase. Of course, because the actual growth of a company cannot be foreseen, Lord Abbett may not always be correct in its judgments about which phase a company is in.

     While typically fully invested, we may take a temporary defensive position in cash and short-term debt securities. This could prevent the fund from realizing its investment objective.

MAIN RISKS

     Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.

     Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.

     An investment in the fund is not a bank deposit. It is not FDIC insured or government-endorsed. It is not a complete investment program. You could lose money in this fund.

We or the fund refers to Lord Abbett Developing Growth Fund, Inc., which operates under the supervision of its Board with the advice of Lord, Abbett & Co.("Lord Abbett"), its investment manager.

About the fund. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Growth stocks are stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

Small-Company stocks are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks, used by the fund.

4 The Funds

                                                          Developing Growth Fund

PAST PERFORMANCE(i)

     The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A shares performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance. The returns shown do not reflect deduction of any sales loads related to class A shares, which are not applicable to class Y shares. Past performance is not a prediction of future results.

                             [PERFORMANCE GRAPH]

 1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
---------------------------------------------------------------------------------------
 14.1%    -6.4%    56.4%    -3.1%    12.6%     6.2%    45.7%    22.2%    30.8%     8.3%


Best Quarter:    1st Q '91    29.96%
Worst Quarter:   3rd Q '90   (24.62)%

===============================================================================

The table below shows a comparison of the fund's class A average annual total return to that of a broad measure of market performance, as represented by the Russell 2000 Index. Fund returns assume reinvestment of dividends and distributions at net asset value. All periods end on December 31, 1998.

Class                    1 Year     5 Years    10 Years    Since Inception
A                         8.27%      21.76%      17.17%          12.80%(i)
-------------------------------------------------------------------------------
Russell 2000 Index(ii)   (2.55)%     11.87%      12.92%             -
-------------------------------------------------------------------------------

(i) Because class Y shares are relatively new the bar chart and table show returns for class A shares. Returns for class Y shares will be somewhat higher, because class Y shares have lower expenses. The date of inception of class A is 10/10/73.

(ii) Performance for the unmanaged Russell 2000 Index does not reflect transaction costs or management fees.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

====================================================================================================
Fee table
----------------------------------------------------------------------------------------------------
                                                                                        Class Y
Shareholder Fees (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)                              none
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                                             none
----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)
----------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                        0.53%
----------------------------------------------------------------------------------------------------
Other Expenses                                                                            0.19%
----------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                  0.72%
----------------------------------------------------------------------------------------------------

================================================================================
EXPENSE EXAMPLE
================================================================================

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. You also would pay the same expenses, assuming you kept your shares.

Share class               1 Year        3 Years        5 Years       10 Years
Class Y shares             $73           $230           $401           $897
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service and professional fees.

                                                                     The Funds 5

                                                              Mid-Cap Value Fund


GOAL/STRATEGY

     The fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Normally, at least 65% of our total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $5 billion. Generally, the fund, using a value approach, tries to identify bargain stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

       changes in economic and financial environment

       new or improved products or services

       new or rapidly expanding markets

       changes in management or structure of the company

       price increases for the company's products or services

       improved efficiencies resulting from new technologies or changes in distribution changes in government regulations, political climate or competitive conditions

     While typically fully invested, we may take a temporary defensive position in cash and short-term debt securities. This could prevent the fund from realizing its investment objective.


MAIN RISKS

     While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in the fund will go up and down.

     The fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing small-company stocks or growth stocks), or other funds of the same type. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. There is the risk that an investment may never reach what we think is its full value, or may go down in value, but our value approach might limit our downside risk because value stocks in theory are already underpriced.

     An investment in the fund is not a bank deposit. It is not FDIC insured or government-endorsed. It is not a complete investment program. You could lose money in this fund.


We or the fund refers to Lord Abbett Mid-Cap Value Fund, Inc., which operates under the supervision of its Board with the advice of Lord, Abbett & Co.("Lord Abbett"), its investment manager.

About the fund. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

Bargain stocks are stocks of companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects.

Growth stocks exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks, used by the fund.

6 The Funds

                                                              Mid-Cap Value Fund

PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance. The returns shown do not reflect deduction of any sales loads related to class A shares, which are not applicable to class Y shares. Past performance is not a prediction of future results.

                             [PERFORMANCE GRAPH]

1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
----------------------------------------------------------------------------------------
20.1%    -4.6%    27.4%    13.5%    14.0%    -3.3%    26.1%    21.2%    31.5%    -0.5%


Best Quarter:    2nd Q '97    13.81%
Worst Quarter:   3rd Q '98   (17.30)%

===============================================================================


The table below shows a comparison of the fund's class A average annual total return to that of a broad measure of market performance, as represented by the Russell Mid-Cap Index ("RMC Index"). Fund returns assume reinvestment of dividends and distributions at net asset value. All periods end on December 31, 1998.

Class          1 Year        5 Years        10 Years       Since Inception(i)
A                    (0.45)%         14.13%         13.83%           12.75%
--------------------------------------------------------------------------------
RMC Index(ii)        10.09%          17.35%         16.69%             -
--------------------------------------------------------------------------------

(i) Because class Y shares are new, the bar chart and table show returns for class A shares. Returns for class Y shares will be somewhat higher because class Y shares have lower expenses. The date of inception of class A is 6/28/83.

(ii) Performance for the unmanaged RMC Index does not reflect transaction costs or management fees.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

====================================================================================================
Fee table
----------------------------------------------------------------------------------------------------
                                                                                        Class Y
Shareholder Fees (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)                             none
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                                            none
----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)
----------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                       0.70%
----------------------------------------------------------------------------------------------------
Other Expenses                                                                           0.22%
----------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                 0.92%
----------------------------------------------------------------------------------------------------

=================================================================
Expense example
=================================================================

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. You also would pay the same expenses, assuming you kept your shares.

Share class               1 Year        3 Years        5 Years       10 Years
Class Y shares             $94           $293           $509          $1,134
-------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service and professional fees.


                                                                     The Funds 7

                                Your Investment


PURCHASES

    CLASS Y SHARES. Class Y shares are purchased at Net Asset Value ("NAV") with no sales charge. The NAV of our shares is calculated every business day as of the close of the New York Stock Exchange. Our shares are continuously offered. The offering price is based on NAV per share next determined after we receive your order submitted in proper form. We reserve the right to withdraw all or any part of the offering made by this prospectus, or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

    WHO MAY INVEST? Eligible purchasers of class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our class Y shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers or other financial institutions, or (b) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Advisory Programs"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis; (3) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business; and (4) members of each fund's Board of Directors or Trustees, officers of the funds and partners of Lord Abbett. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

    HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the fund you selected (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for Mutual Fund Advisory Programs, Directors, Trustees or officers of the funds and partners of Lord Abbett, which are subject to no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

    BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.


NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.


8  Your Investment

    BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund of your choice, note class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number:
    9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund of your choice, note class Y shares and include your account number and your name.

REDEMPTIONS

    BY BROKER. Call your investment professional for directions on how to redeem your shares.

    BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

    BY MAIL. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

    Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

    Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

    BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. minimum wire:
    $1,000. Your wire redemption request must received by your fund before the close of the NYSE for money to be wired on the next business day.

DISTRIBUTIONS AND TAXES

    Each fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Bond-Debenture Fund expects to pay income dividends monthly. Developing Growth Fund and Mid-Cap Value Fund expect to pay income dividends, if any, annually. Each fund expects to pay capital gain distributions, if any, once a year. A supplemental distribution may also be paid to comply with the Internal Revenue Code. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash.


IMPORTANT INFORMATION. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

                                                              Your Investment  9

    The tax status of distributions is the same regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

===============================================================================
Federal Taxability Of Distributions

Type of          Tax rate for taxpayer      Tax rate for taxpayer subject
distribution     subject to 15% bracket     to 28% bracket and above
-------------------------------------------------------------------------------
INCOME           Ordinary                   Ordinary
DIVIDENDS        income rate                income rate
-------------------------------------------------------------------------------
SHORT-TERM       Ordinary                   Ordinary
CAPITAL GAINS    income rate                income rate
-------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAINS    10%                        20%
-------------------------------------------------------------------------------

    Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

    ANNUAL INFORMATION - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

    We offer the following shareholder services:

    TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

    ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly statements.

    HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the funds.

    ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

    SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

TAXES ON TRANSACTIONS. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Any gains realized on a fund's transactions in options and financial futures will be treated as taxable long- or short-term capital gains.


TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. Each fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.

10  Your Investment

MANAGEMENT

    The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $30 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

    Each fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For each of the fund's respective fiscal year end, the management fee paid to Lord Abbett was at an annual rate of .46 of 1% for Bond-Debenture Fund, .53 of 1% for Developing Growth Fund and .70 of 1% for Mid-Cap Value Fund.

    Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments.

    BOND-DEBENTURE FUND. Christopher J. Towle, Partner of Lord Abbett, heads the team, the other senior members of which include Richard Szaro, Michael Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse BEA Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors.

    DEVELOPING GROWTH FUND. Stephen J. McGruder, Partner of Lord Abbett, heads the team, the other senior members of which include Lesley-Jane Dixon, Rayna Lesser and Cinda Hughes. Mr. McGruder and Ms. Dixon have been with Lord Abbett since 1995, Ms. Lesser has been with Lord Abbett since 1996 and Ms. Hughes since 1998. Prior to joining Lord Abbett, Mr. McGruder was a portfolio manager with Wafra Investment Advisory Group. Ms. Dixon was an equity analyst with Wafra Investment Advisory Group before joining Lord Abbett. Ms. Lesser joined Lord Abbett directly from Barnard College. Ms. Hughes was an Analyst/Director of Equity Research at Phoenix Investment Counsel and an Associate Strategist at Paine Webber, Inc./Kidder, Peabody & Co. before joining Lord Abbett.

    MID-CAP VALUE FUND. Edward K. von der Linde, Portfolio Manager, heads the team, the other senior members of which include Howard Hansen, David Builder and Eileen Banko. Both Mr. von der Linde and Ms. Banko have been with Lord Abbett for more than five years. Mr. Hansen joined Lord Abbett in 1995; before that he was an analyst at Alfred Berg Inc. from 1990 - 1995 and at Kidder Peabody from 1987 - 1990. Mr. Builder joined Lord Abbett in 1998; before that he was an analyst at Bear Stearns from 1996 - 1998 and at Weiss Peck & Greer from 1994 - 1995.

                                                             Your Investment  11

                              For More Information

OTHER INVESTMENT TECHNIQUES

    This section describes some of the investment techniques that might be used by the funds and their risks.

    ADJUSTING INVESTMENT EXPOSURE. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. Each fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

    BORROWING. Each fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 331/3% of its total assets.

    DIVERSIFICATION. Each fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. U.S. government securities are not subject to these requirements.

    FOREIGN SECURITIES. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Foreign portfolio securities may trade on days when an underlying fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductible withholding taxes and different accounting and settlement practices. Developing Growth Fund and Mid-Cap Value Fund may each invest up to 10% of their assets at the time of investment in foreign securities. Bond-Debenture Fund may invest up to 20% of its assets in foreign securities.

    ILLIQUID SECURITIES. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Bond-Debenture Fund and Mid-Cap Value Fund each may invest up to 15% of their assets in illiquid securities.

    PORTFOLIO SECURITIES LENDING. Each fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its security loans to 30% of its total assets.

    REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

12  For More Information

    GLOSSARY OF SHADED TERMS

    ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering class Y shares.

    LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

    To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

    MUTUAL FUND ADVISORY PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular in-vestment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or
    (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

RECENT PERFORMANCE

    BOND-DEBENTURE FUND. U.S. financial markets were subject to significant volatility throughout the fund's fiscal year. Many investors became unnerved at mid-year as the economic crises in Asia and Japan infected the emerging markets in South America and Eastern Europe. These crises, in turn, seemed likely to negatively impact corporate earnings in the U.S. and other developed market countries. During both May and June, investors worldwide left corporate and high-yield investments for the safety of U.S.
    Treasury bonds.

    A series of autumn rate cuts initiated by the U.S. Federal Reserve Board helped to calm the turmoil in the capital markets that existed throughout the late summer. In October, a more optimistic view of global economies emerged. During the fourth quarter, high-yield and convertible debt securities substantially outperformed Treasury instruments of comparable maturities.*

    Throughout the year, we underweighted the fund's corporate bond holdings in basic industries such as steel, paper and chemicals because we considered that, given global economic conditions, there was little pricing power within these industries. We emphasized industries with steady cash flows, such as telecommunications, media and cable television providers. Bond-Debenture Fund's focus on high-yield bonds provided substantial rewards for shareholders during the fourth quarter as high-yield bonds performed well.

    *Unlike Treasury securities, an investment in the fund is neither insured nor guaranteed by the U.S. government and is regarded as involving a greater degree of risk. The fund's share price and income are not guaranteed and the value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


YEAR 2000 ISSUES. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the fund will be affected.

                                                        For More Information  13

    In our view, the current environment of low inflation, global overcapacity, and an anticipated slowdown of U.S. economic growth makes a reversal of the Federal Reserve's interest-rate policy unlikely. As a result, interest rates should remain low for the duration of 1999. Against this backdrop, we expect attractive returns from the high-yield bonds that we have selected. Because such bonds are currently yielding more than 6% over Treasury securities with comparable maturities, we believe that they represent particularly good value, and we plan to maintain the fund's current overweighting of the high-yield sector. We believe that our ability to fine-tune the fund's investments among high-yield bonds, convertible securities and high-grade bonds, including U.S. Treasury securities, will be a key to uncovering exciting investment opportunities through most market conditions, while helping to manage risk.

    DEVELOPING GROWTH FUND. Small-cap investors saw positive returns early on in the fund's fiscal year erased by a sharp third-quarter downturn. This downturn was caused in part by a "flight to quality" stemming from international monetary and economic crises as well as political problems that led investors to seek more liquid investments, such as larger-company stocks and higher-quality bonds. While all major asset classes of the U.S. equity market experienced weakness during the third quarter of 1998, small-cap equities had the lowest returns.

    The month of October, however, saw some price recovery for small-cap stocks after August's severe declines. The October upswing turned out to be a harbinger of extremely strong performance during the entire fourth quarter as economic and political uncertainties that had previously affected investor confidence subsided and a more optimistic outlook emerged. Key to this turnaround was the Federal Reserve Board's decisive move to lower U.S. interest rates through a series of autumn rate cuts.

    Most sectors of the U.S. equity market participated in the fourth quarter upswing. However, as the market reached its previous highs, certain sectors, such as technology and consumer non-cyclicals, that had provided price leadership earlier on, once again moved ahead of the broad market. In addition, large-cap stocks continued to outperform mid- and small-cap investments.

    Our focus on bottom-up stock selection allowed the fund to overcome industry-specific difficulties throughout most of the period under review. Our strategy and philosophy remain constant. We concentrate on selecting those companies that we believe will offer our investors superior long-term stock price appreciation regardless of industry-specific problems or large-scale economic trends.

    In our view, the current backdrop of growth in the economy, low levels of inflation and interest rates, paired with adequate liquidity supported by Federal Reserve policy, should enable the U.S. equity market to show progress in the next year. However, a slowing U.S. economy could spur small-cap price volatility due to lower corporate earnings and employment growth. We believe our focus on identifying financially strong companies that can be purchased at attractive prices will help the fund to uncover exciting investment opportunities even during a slowing economy. Since small-cap stocks remain significantly undervalued with respect to relative earnings versus large-caps, we also expect that a period of strong relative performance by small-caps is likely during 1999.

14  For More Information

    MID-CAP VALUE FUND. January through December 1998 was as difficult a period as we can remember for value investing in the mid-cap universe. High volatility and a strong performance bias toward larger-capitalization and high-expectation growth stocks characterized the year. While the fund performed well during the first half, the second half of 1998 was a different story: the financial panic of the third quarter hit mid- and small-cap value companies harder than the rest of the market. Investors seeking to raise cash aggressively sold the shares of mid-sized and smaller companies across all industry groups regardless of the fundamental outlook. These companies are our bread and butter - the companies where value manifests itself most readily.


    What was most surprising during 1998 was the speculative frenzy born out of the panic. Whipsawed investors have raced back into the stocks of companies perceived to have the highest (if yet distant and vaguely defined) growth opportunities such as Yahoo, eBay and other internet stocks. While many of our portfolio holdings snapped back during the fourth quarter, performance in the mid-cap segment of the market was heavily concentrated in technology companies whose valuations and market action we do not find attractive from a risk/reward standpoint. It is currently a sector where we are not willing to risk investors' hard-earned capital. While we are disappointed with our short-term performance, we recognize that the market goes through these phases and that we are best served by sticking to what we do best. We will remain focused on finding companies that we believe offer the best mix of attractive valuation and improving fundamentals in the mid-capitalization sector.

                                                        For More Information  15

                                                             Bond-Debenture Fund

                             Financial Information

FINANCIAL HIGHLIGHTS

    This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended December 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request.

==============================================================================
                                                           CLASS Y SHARES
                                                     --------------------------
                                                      Period Ended December 31,
Per Share Operating Performance:                               1998(a)
NET ASSET VALUE, BEGINNING OF PERIOD                            $9.98
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------
 Net investment income                                            .59(c)
------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------
  gain (loss) on investments                                     (.54)
------------------------------------------------------------------------------
Total from investment operations                                  .05
------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------
 Dividends from net investment income                            (.59)
------------------------------------------------------------------------------
 Distributions from net realized gain                             --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $9.44
------------------------------------------------------------------------------
TOTAL RETURN(b)                                                  0.55%(d)
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------
 Expenses(e)                                                     0.46%(d)
------------------------------------------------------------------------------
 Net investment income                                           6.24%(d)
------------------------------------------------------------------------------

==============================================================================
                                                       Year Ended December 31,
------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:                              1998
NET ASSETS, END OF YEAR (000)                                $3,540,124
------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                         86.48%
------------------------------------------------------------------------------

(a) Commencement of offering class Y shares - 3/27/98.
(b) Total return assumes the reinvestment of all distributions.
(c) Calculated using average shares outstanding during the period.
(d) Not annualized.
(e) The ratios for 1998 include expenses paid through an expense offset arrangement.

16  Financial Information

                                                             Bond-Debenture Fund

LINE GRAPH COMPARISON

    Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Salomon Brothers Broad Investment High-Grade Index, First Boston High-Yield Index, and the Value Line Convertible Index, assuming reinvestment of all dividends and distributions.

------------------------------------------------------------------------------


                             [PERFORMANCE GRAPH]

===============================================================================
                           Average Annual Total Return
                    For The Periods Ending December 31, 1998

              1 YEAR            5 YEARS             10 YEARS
-------------------------------------------------------------------------------
Class A(2)     4.76%             8.19%               10.36%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(1) Performance for the unmanaged Salomon Brothers Broad Investment
    High-Grade Index, First Boston High Yield Index and Value Line Convertible Index do not reflect transaction costs, management fees or sales charges.

(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending December 31, 1998 using the SEC-required uniform method to compute total return. Because class Y shares are new, the line graph comparison and the total returns shown are for class A shares at net asset value. Returns for class Y shares will be somewhat higher because Y shares have lower expenses. The class A share inception date is 4/1/71.


                                                       Financial Information  17

                                                          Developing Growth Fund

FINANCIAL HIGHLIGHTS

    This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended January 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended January 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request.

=======================================================================================================
                                                                           CLASS Y SHARES
-------------------------------------------------------------------------------------------------------
                                                                       Year Ended January 31,
Per Share Operating Performance:                               1999                           1998(d)
NET ASSET VALUE, BEGINNING OF PERIOD                          $14.27                          $14.12
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                   (.03)(a)                      --(a)(e)
-------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-------------------------------------------------------------------------------------------------------
  gain on investments                                           2.11                             .15
-------------------------------------------------------------------------------------------------------
Total from investment operations                                2.08                             .15
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM NET REALIZED GAIN                            (.05)                            --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $16.30                          $14.27
-------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                14.59%                           1.06%(c)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------
 Expenses                                                       0.72%(f)                        0.06%(c)
-------------------------------------------------------------------------------------------------------
 Net investment loss                                           (0.22)%                         (0.02)%(c)
-------------------------------------------------------------------------------------------------------

========================================================================================================
                                                                     Year Ended January 31,
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:                              1999                           1998
NET ASSETS, END OF YEAR (000)                                $1,344,203                      $553,086
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                        30.89%                          33.60%
-------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Commencement of offering class Y shares - 12/30/97.
(e)  Amount less than $.01.
(f) The ratios for 1999 include expenses paid through an expense offset arrangement.

18  Financial Information

                                                          Developing Growth Fund

LINE GRAPH COMPARISON

    Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Russell 2000 Index, assuming reinvestment of all dividends and distributions.

------------------------------------------------------------------------------


                           [PERFORMANCE GRAPH]


==============================================================================
                 Average Annual Total Return
            For The Periods Ending January 31, 1999

              1 YEAR            5 YEARS             10 YEARS
------------------------------------------------------------------------------
Class A(2)     14.24%           21.65%               17.22%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
(1) Performance for the unmanaged Russell 2000 Index does not reflect transaction costs, management fees or sales charges.

(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the period shown ending January 31, 1999 using the SEC-required uniform method to compute total return. Because class Y shares are relatively new, the line graph comparison and the total returns shown are for class A shares at net asset value. Returns for class Y shares will be somewhat higher because Y shares have lower expenses. The class A share inception date is 10/10/73.

                                                       Financial Information  19

                                                              Mid-Cap Value Fund

LINE GRAPH COMPARISON

    Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Russell Mid-Cap Index, assuming reinvestment of all dividends and distributions.

-------------------------------------------------------------------------------


                              [PERFORMANCE GRAPH]


===============================================================================
                           Average Annual Total Return
                    For The Periods Ending December 31, 1998

              1 YEAR           5 YEARS             10 YEARS
-------------------------------------------------------------------------------
Class A(2)    (0.45)%           14.13%               13.83%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(1) Performance for the unmanaged Russell Mid-Cap Index does not reflect transaction costs, management fees or sales charges.

(2) This shows total return which is the percent change in value, at net asset value, with all dividends and distributions reinvested for the periods shown ending December 31, 1998 using the SEC-required uniform method to compute total return. Because class Y shares are new, the line graph comparison and the total returns shown are for class A shares at net asset value. Returns for class Y shares will be somewhat higher because Y shares have lower expenses. The class A share inception date is 6/28/83.

20  Financial Information

    More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

    Describes each fund, lists portfolio holdings and contains a letter from each fund's manager discussing recent market conditions and each fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

    Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

    Lord Abbett Bond-Debenture Fund, Inc.
    Lord Abbett Developing Growth Fund, Inc.
    Lord Abbett Mid-Cap Value Fund, Inc.

    The General Motors Building
    767 Fifth Avenue
    New York, NY 10153-0203
    ------------------------------------------------------------
    SEC file number: 811-2145, 811-2871, 811-3691


To obtain information:

BY TELEPHONE.  Call the funds at:
800-426-1130

BY MAIL.  Write to the funds at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

VIA THE INTERNET.
LORD, ABBETT & CO.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

LAPROSP-Y-3-1-599
(5/99)

LORD,  ABBETT & CO.

STATEMENT OF ADDITIONAL INFORMATION                                 MAY 1, 1999

                     LORD ABBETT BOND-DEBENTURE FUND, INC.
                   LORD ABBETT  DEVELOPING GROWTH FUND, INC.
                     LORD ABBETT MID-CAP VALUE FUND, INC.

-------------------------------------------------------------------------------
This Statement of Additional Information is not a prospectus. A Prospectus for the Class Y shares of Lord Abbett Bond-Debenture Fund, Inc. ("Bond-Debenture Fund"), Lord Abbett Developing Growth Fund, Inc. ("Developing Growth Fund"), and Lord Abbett Mid-Cap Value Fund, Inc. ("Mid-Cap Value Fund"), individually ("we" or the "Fund"), collectively (the "Funds"), may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated May 1, 1999 (the "Prospectus").

Our Boards of Directors have authority to create and classify shares in separate series, without further action by shareholders. To date, the Boards of Directors have authorized five classes of shares for Developing Growth Fund, Bond-Debenture Fund, and Mid-Cap Value Fund (Class A, B, C, P and Y). The Board of a Fund will allocate a Fund's shares among its classes from time to time. All shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added to one or more of the Funds in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists for a Fund, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

             TABLE OF CONTENTS                                       Page

1.       Investment Objective and Policies                           2
2.       Directors and Officers                                      5
3.       Investment Advisory and Other Services                      10
4.       Portfolio Transactions                                      11
5.       Purchases, Redemptions and Shareholder Services             12
6.       Past Performance                                            13
7.       Taxes                                                       13
8.       Information About the Funds                                 14
9.       Financial Statements                                        14

                                       1.

                       INVESTMENT OBJECTIVE AND POLICIES

Fundamental Investment Restrictions. Each Fund is subject to the following investment restrictions which cannot be changed without approval of the holders of a majority of a Fund's outstanding shares. Each Fund may not: (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Investment Company Act of 1940 ("the Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law; (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Each Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in securities of other investment companies as defined in the Act, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of each Fund's officers or directors or by one or more partners or members of each Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer; (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Funds total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in a Fund's prospectus and statement of additional information, as may be amended from time to time; or (10) buy from or sell to any of a Fund's officers, directors, employees, or its investment adviser or any of a Fund's officers, directors, partners or employees, any securities other than shares of each Fund.

With respect to Developing Growth Fund, it did not invest in repurchase agreements or lend portfolio securities during the last fiscal year and has no present intent to do so.

Although they have no current intention to do so, the Funds may invest in financial futures and options on financial futures.

For the fiscal year ended January 31, 1999, the portfolio turnover rate for Developing Growth Fund was 30.89%, versus 33.60% for the prior fiscal year; for the fiscal year ended December 31, 1998, the portfolio turnover rate for Bond-Debenture Fund was 86.48%, versus 89.14% for the prior year; and for the fiscal year ended December 31, 1998, the portfolio turnover rate for Mid-Cap Value Fund was 46.58%, versus 56.96% for the prior year.

INVESTMENT TECHNIQUES

Stock Index Futures Contracts (Developing Growth Fund). The Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities. Such hedging would be possible if there were an established, regularly-quoted stock index for equities of the character in which we invest and if an active public market were to develop on a stock exchange or board of trade in futures contracts based on such index.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

The public markets for existing stock index futures contracts, such as those using the Standard & Poor's 100 Index and 500 Index traded on the Chicago Mercantile Exchange or those using the New York Stock Exchange Composite Index traded on the New York Stock Exchange ("NYSE"), are active and have developed substantial liquidity and we expect a similar market to develop for stock index futures on a representative group of over-the-counter stocks. The existence of an active market would permit us to close out our position in futures contracts by purchasing an equal and opposite position in the public market. Under futures contracts currently in use, the purchaser would be required to segregate in a separate account, as a good faith deposit, cash or Treasury bills in an amount set by a board of trade or exchange (currently approximately 5% of the contract value). Each day during the contract period we would either pay or receive an amount of cash equal to the daily change in the total value of the contracts. The amount which we may segregate upon entering into a futures contract may not exceed, together with the amounts on deposit under all outstanding contracts, 5% of the value of our total assets, nor may we enter into additional futures contracts if, as a result, the aggregate amount committed under all our open futures contracts would exceed more than one-third of the value of such assets.

There are several risks in connection with the use of futures contracts as a hedging device. One risk is the imperfect correlation between the composition of our portfolio securities and the applicable stock index. If the value of the futures contract moves more than the value of the stock being hedged, we would experience either a loss or a gain on the futures contract which would not be completely offset by movements in the value of the securities which are the subject of the hedge. Another risk is that the value of futures contracts may not correlate perfectly with movement in the stock index due to certain market distortions. Although we will enter into futures contracts strictly to hedge our portfolio or cash positions, other investors use these investment vehicles for other, sometimes more speculative, purposes. At times, excess speculation in the futures market can distort the normal market relationship between the price of the futures contract and the value of the index. If we decide to enter into or close out our futures position during a period of such excess speculation, the hedging strategy will be more or less successful, depending on the direction and amount of this distortion, than otherwise would be the case. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures contract a correct forecast of general market trends by Lord Abbett may still not result in a successful hedging transaction.

It is possible that, when we sell futures contracts to hedge our portfolio against a decline in the market, the market, as measured by the stock index, may advance while the value of securities held in our portfolio may decline. If this occurs, we will lose money on the futures contracts and also experience a decline in value in our portfolio securities. However, Lord Abbett believes that over time the value of a diversified portfolio will tend to move in the same direction as the market index upon which the futures contracts are based.

Where futures contracts are purchased to hedge against a possible increase in the price of stock before we are able to invest our cash position in stock in an orderly fashion, it is possible that the market may decline instead and we would realize a loss; if we then decide not to invest in stock at that time because of concern as to possible further market decline or for other reasons, we would realize a loss on the futures contract that would be offset, to the extent the cash position had not been invested in stocks being hedged.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such contracts. Although we intend to purchase or sell futures contracts only if an active market has developed and is continuing, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close out a futures position, and in the event of adverse price movements, we would continue to be required to make daily cash payments marking our position to market. However, since futures contracts would have been used to hedge portfolio securities and such securities would not be sold until the futures contracts had been terminated, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

We may incur additional brokerage commissions through entering into futures contracts, although we also can save on commissions by hedging through such contracts rather than through buying or selling individual securities in anticipation of market moves. Successful use by us of futures contracts will depend upon Lord Abbett's ability to predict movements in the direction of the over-the-counter market generally, which requires different skills and techniques than predicting changes in the prices of individual stocks.

SEGREGATED ACCOUNTS (DEVELOPING GROWTH FUND). To the extent required to comply with Securities and Exchange Commission Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, Developing Growth Fund will maintain in a segregated account at it custodian bank cash, U.S. Government and other permitted securities to cover its position.

                                       2.

                             DIRECTORS AND OFFICERS

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside directors are also directors of all or some of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman for the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company.  Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE) Age 61.

        For the Fiscal Year Ended January 31, 1999 (Developing Growth Fund) For the Fiscal Year Ended December 31, 1998 (Bond-Debenture Fund) For the Fiscal Year Ended December 31, 1998 (Mid-Cap Value Fund)
        ----------------------------------------------------------------

The following table sets forth the compensation accrued for each Fund's outside directors.

                                 Aggregate
                                 Compensation
                                 Accrued by
Name of Directors                each Fund(1)
----------------                 --------------
                                 Developing           Bond-            Mid-Cap
                                 Growth               Debenture        Value
                                 Fund                 Fund             Fund
                                 ----                 ----             ----
E. Thayer Bigelow                $2,468               $ 9,758          $1,119
William H. T. Bush*              $1,183               $ 4,675          $  536
Robert B. Calhoun, Jr.**         $1,441               $ 5,695          $  653
Stewart S. Dixon                 $2,430               $ 9,605          $1,102
John C. Jansing(4)               $2,387               $ 9,435          $1,082
C. Alan MacDonald                $2,365               $ 9,350          $1,073
Hansel B. Millican, Jr.          $2,387               $ 9,435          $1,082
Thomas J. Neff                   $2,430               $ 9,605          $1,102

*Elected August 13, 1998
**Elected June 17, 1998

The following table sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds.

Name of Directors            Pension or Retirement Benefits
                             Accrued by each Fund and
                             Other Lord Abbett-sponsored
                             Funds(2)
                             ---------
E. Thayer Bigelow            $17,068
William H. T. Bush*          $0
Robert B. Calhoun, Jr.**     $0
Stewart S. Dixon             $32,190
John C. Jansing              $45,085(4)
C. Alan MacDonald            $30,703
Hansel B. Millican, Jr.      $37,747
Thomas J. Neff               $19,853

The following table sets forth the total compensation payable by such funds to the outside directors. No director of the funds associated with Lord Abbett and no officers of the funds received any compensation from the funds for acting as a director or officer.



Name of Directors          For Year Ended December 31, 1998
-----------------          Total Compensation Accrued by each Fund
                           and Other Lord Abbett-sponsored
                           Funds(3)
                           ---------
E. Thayer Bigelow          $57,400
William H. T. Bush*        $27,500
Robert B. Calhoun**        $33,500
Stewart S. Dixon           $56,500
John C. Jansing            $55,500
C. Alan MacDonald          $55,000
Hansel B. Millican, Jr.    $55,500
Thomas J. Neff             $56,500

(1) Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amount of aggregate compensation payable by each Fund as of its 1998 fiscal year end deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were as follows:

(2) The amounts were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Directors participating in the retirement plan had the option to convert their accrued benefits under the plan. All of the outside directors except one made such an election.

(3) This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Developing Growth Fund as of January 31, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $3,724; Mr. Dixon, $29,166; Mr. Jansing, $65,878; Mr. MacDonald, $22,129; Mr. Millican, $67,603 and Mr. Neff, $68,005. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of January 31, 1999, each would own, the following: Mr. Bigelow, 260 shares; Mr. Dixon, 3,125 shares; Mr. Jansing, 22,764 shares; Mr. MacDonald, 1,550 shares; Mr. Millican, 4,737 shares; and Mr. Neff, 8,420 shares.

    The amounts of the aggregate compensation payable by the Bond-Debenture Fund as of December 31, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $31,694; Mr. Calhoun, $5,735; Mr. Dixon, $32,763; Mr. Jansing, $100,161; Mr. MacDonald, $ 41,389; Mr. Millican,
    $100,939 and Mr. Neff, $103,424. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1998, each would own, the following: Mr. Bigelow, 3,353 shares; Mr. Calhoun, 607 shares; Mr. Dixon, 3,467 shares; Mr. Jansing, 10,599 shares; Mr. MacDonald, 4,379 shares; Mr. Millican, 10,681 shares; and Mr. Neff, 10,944 shares.

    The amounts of the aggregate compensation payable by Mid-Cap Value as of December 31, 1998 deemed invested in company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $4,687; Mr. Dixon, $26,673; Mr. Jansing, $61,420; Mr. MacDonald, $20,483; Mr. Millican, $63,087; and Mr. Neff, $63,325. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1998 each would own, the following: Mr. Bigelow, 0 shares; Mr. Dixon, 31 shares; Mr. Jansing, 4,631 shares; Mr. MacDonald, 0 shares; Mr. Millican, 0 shares; and Mr. Neff, 915 shares.

(4) Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees:

EXECUTIVE VICE PRESIDENTS:
Stephen  J. McGruder, age 55 (Developing Growth Fund)
Christopher Towle, age 41 (Bond-Debenture Fund)
Edward  K. von der Linde, age  38 (Mid-Cap Value Fund)

VICE PRESIDENTS:
Paul A. Hilstad, age 56, Vice President and Secretary (all Funds) (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Thomas J. Baade, age 34 (Bond-Debenture Fund) (with Lord Abbett since 1998 - formerly Vice President of Smith Barney from 1990 to 1998)

Zane Brown, age 47 (Bond-Debenture Fund)

Daniel E. Carper, age 47 (all Funds)

Michael S. Goldstein, age 30 (Bond-Debenture Fund)

Howard Hansen, age 37 (Mid-Cap Value Fund)

Cinda C. Hughes, age 36 (Developing Growth) (with Lord Abbett since 1998 - formerly Director, Equity Research of Phoenix Duff & Phelps from 1996 to 1998; prior thereto Analyst, PaineWebber from 1993 to 1996)

Thomas W. In, age 31 (Developing Growth) (with Lord Abbett since 1997 - formerly Assistant Vice President of Deutsche Morgan Grenfell from 1994 to 1997)

Lawrence H. Kaplan, age 42 (all Funds) (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997; prior thereto, Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Robert G. Morris, age 54 (Bond-Debenture Fund, Mid-Cap Value Fund)

A. Edward Oberhaus, age 39 (all Funds)

Keith F. O'Connor, age 43 (all Funds)

Richard S. Szaro, age 55 (Bond-Debenture Fund)

John J. Walsh, age 63 (all Funds)

TREASURER:
Donna M. McManus, age 38 (all Funds) Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

As of April 15, 1999, our officers and directors as a group owned less than 1% of each Fund's outstanding shares. As of that date, the record holders of 5% or more of each Fund's outstanding shares are as follows:

Lord Abbett Bond-Debenture - Class Y
Lord Abbett Balanced Series - 100%
767 Fifth Avenue
New York, New York  10153

Lord Abbett Developing Growth  - Class Y
Lord Abbett Alpha Series - 51%
767 Fifth Avenue
New York, New York  10153

First American National Bank - 7%
300 Union St
Goodletteville, TN  37072

Nashville Memorial Hospital - 5%
1000 North Chase Drive
Goodlettsville, TN  37072

Abilene Christian University - 6.51%
ACU Box 29120
Abilene, TX  79699

Abilene Christian University/Trust Management - 5.14%
ACU Box 29120
Alilene, TX 79699

US Bank National Assoc Custodian - 5.50%
P.O. Box 64010
St. Paul, MN  55164

The Funds' By-Laws provide that a Fund shall not hold annual meetings of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of a Board of Directors or by stockholders holding at least one quarter of

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the stock of a Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of a Fund.

                                       3.

                     INVESTMENT ADVISORY AND OTHER SERVICES

As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment manager. The general partners of Lord Abbett who are officers and/or directors of the Funds are as follows: Zane E. Brown; Daniel E. Carper; Robert
S. Dow; Paul A. Hilstad; Stephen J. McGruder; Robert G. Morris; Christopher J. Towle; and John J. Walsh.

The other general partners who are neither officers nor directors of the Funds are: Stephen Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Michael B. McLaughlin, Robert J. Noelke, and R. Mark Pennington. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Management" in the Prospectus.

Under the Management Agreement, Developing Growth Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000 and .50 of 1% of such assets over $100,000,000. This fee is allocated among all class shares based on each class' proportionate shares of such average daily net assets. For the fiscal years ended January 31, 1999, 1998 and 1997, the management fees paid to Lord Abbett amounted to $4,444,605, $2,325,894, and $1,579,214, respectively.

Under its Management Agreement, Bond-Debenture Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the Fund's first $500 million of average daily net assets and .45% of such assets over $500 million. This fee is allocated among all classes based on each class' proportionate shares of such average daily net assets. For the fiscal years ended December 31, 1998, 1997 and 1996, the management fees paid to Lord Abbett by Bond-Debenture Fund amounted to $14,835,355, $11,621,344 and $7,802,104, respectively.

Under its Management Agreement, Mid-Cap Value Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets at the annual rate of
 .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million. For the fiscal years ended December 31, 1998, 1997 and 1996, the management fees paid to Lord Abbett by Mid-Cap Value Fund amounted to $2,693,928, $2,102,611 and $1,733,689.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Funds and must be approved at least annually by the Board of Directors to continue in such capacity. They perform audit services for the Fund, including the audits of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Funds' custodian. In accordance with the requirements of Rule 17f-5 under the Act, the Funds' directors have approved arrangements permitting the Funds' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       4.

                             PORTFOLIO TRANSACTIONS

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts --investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information databases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, and are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred. If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do. We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended January 31, 1999, 1998 and 1997, Developing Growth Fund paid total commissions to independent broker-dealers of $4,920,536, $1,930,696 and $1,696,590, respectively.

During the fiscal years ended December 31, 1998, 1997 and 1996, the Bond-Debenture Fund paid total commissions to independent broker-dealers of $19,393,923, $14,773,720 and $8,760,174, respectively.

During the fiscal years ending December 31, 1998, 1997 and 1996, the Mid-Cap Value Fund paid total commissions to independent broker-dealers of $1,258,888, $992,190 and $554,002, respectively.

                                       5.

                             PURCHASES, REDEMPTIONS
                            AND SHAREHOLDER SERVICES

The Funds value their portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of a Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class Y shares will be determined by taking Class Y shares (net assets divided by shares outstanding). Our Class Y shares will be offered at net asset value.

The Funds have entered into distribution agreements with Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

CLASS Y SHARE EXCHANGES. The Prospectus describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any other eligible Lord Abbett-sponsored fund currently offering Class Y shares to the public. Currently those other funds consist of Lord Abbett Affiliated Fund, Inc., Lord Abbett Research Fund, Inc. - Small-Cap Research Fund and Growth Opportunities Fund, Lord Abbett Securities Trust - International Fund, and Lord Abbett Investment Trust - High Yield Fund, Core Fund and Strategic Core Fund.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Funds to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Boards of Directors for the Funds may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.

                                PAST PERFORMANCE

The Fund computes the average annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes applicable sales charge deduction from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the total return computation for the period.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

CLASS Y SHARE PERFORMANCE. Using the computation method described above, the Developing Growth Fund's annual total return for the year ended January 31, 1999 and the period of inception (December 30, 1997) to January 31, 1998 was 14.59% and 1.06% (non-annualized), respectively, and for Bond-Debenture Fund the non-annualized total return for the period of inception (March 27, 1998) to December 31, 1998 was .55%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.

                                     TAXES

The value of any shares redeemed each Fund or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain generally will be taxable for federal income tax purposes. Any loss realized on the disposition of a Fund's shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. It is generally expected that shareholders of a Fund who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by such Funds.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If a Fund purchase shares in certain foreign investment entities called "PFICs" or "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If a Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to such Fund.

Each Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed on treated as having been distributed on a timely basis calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations, to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.


                                       8.

                          INFORMATION ABOUT THE FUNDS

The directors and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended January 31, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett Developing Growth Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

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The financial statements for the fiscal year ended December 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Bond-Debenture Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended December 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Mid-Cap Value Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                            STATEMENT OF DIFFERENCES

The service mark symbol shall be expressed as..........................'sm'